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                                                                    EXHIBIT 32.2


                              L Q CORPORATION, INC.
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of L Q Corporation, Inc. (the "Company") on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Melvyn Brunt, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: March 31, 2005


                                          /s/  Melvyn Brunt
                                          --------------------------------------
                                          Melvyn Brunt
                                          Chief Financial Officer